Our job is to be the best

     This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-
looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates;
current conditions in financial markets could adversely affect our ability to finance our operations;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, and contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control.
Except as required by law, we expressly disclaim any obligation to publicly revise any forward-
looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

     This presentation includes non-GAAP financial measures.  The required reconciliations to
GAAP financial measures are included on our website, www.templeinland.com.

First Quarter 2009 Consolidated Results

Net income (loss) per share

Special items

Net income (loss) per share excluding
      special items

$    0.11

       0.17

$   (0.06)

   Q4
    2008

$  (0.05)

$    0.30

      0.07

     (0.03)

$  (0.12)

$    0.33

    Q1
    2008

    Q1
    2009

Corrugated Packaging Segment

($ in Millions)

    $   68

    (751)

$  819

Q4

2008

$   55

$  105

Segment operating income

   (721)

   (685)

Costs and expenses

$ 776

$ 790

Revenues

Q1

2008

Q1

2009

  Record earnings

  Key drivers

  Box plant transformation

  PBL acquisition

  Input costs

20
15
10
5
0
-5
-10
-15
-20
-25
Millions of Dollars
($9)
($2)
($20)
($11)
($1)
($6)
$3
($1)
($3)
($5)

Temple-Inland

Key Input Cost Changes

Q1 2009 vs. Q1 2008                  Q1 2009 vs. Q4 2008

Virgin Fiber                 OCC                      Energy                        Chemicals                   Freight

Input cost changes include the addition of the
PBL mill in third quarter 2008.

Sequential Change in Average Box Prices (per ton)
35
30
25
20
15
10
5
0
-5
-10
-15
-20
$2
($8)
$16
$29
($14)

Temple-Inland

Corrugated Packaging Segment

TIN Average Box Price *

   *  Average box price realization includes the impact of mix of business

2008

Q1                       Q2                     Q3                      Q4                     Q1

2009

Year Over Year % Change in Volume– Avg. Week
3%
(1%)
(2%)
(4%)
(3%)
(3%)
(7%)
(10%)
(4%)
(10%)

Temple-Inland

Corrugated Packaging Segment

Temple-Inland                        Industry *

Box Shipments

  * Source: Fibre Box Association

Quarterly

Q1                  Q2                   Q3                  Q4                   Q1

2008

2009

Matching Production to our Demand

Q1 2009 downtime

37,000 tons market related

23,000 tons maintenance related

Inventories

Inventories lower at quarter end vs. Q4 2008 and
Q1 2008

Q2 2009 maintenance downtime

80,000 tons maintenance related primarily at Rome

Building Products Segment

($ in Millions)

    $(14)

    (168)

$  154

Q4

2008

$(21)

$(2)

Segment operating income (loss)

   (189)

   (153)

Costs and expenses

$ 168

$ 151

Revenues

Q1

2008

Q1

2009

2,500
2,000
1,500
1,000
500
0
Housing Starts (000s)
100
75
50
25
0
(25)
(50)
(75)
(100)
(125)
(150)
$ In Millions
70
84
71
40
28
22
8
(5)
(9)
13
5
(1)
10
523
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q

Temple-Inland

Building Products EBITDA Trends

Housing Starts

TIN EBITDA

1,460

2006

2007

2008

2,127

2009

Sequential Change in Average Price (mbf)
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
($7)
$46
$9
($46)
($29)

Lumber Volume (mbf)
260
250
240
230
220
210
200
190
180
170
160
150
140
200
204
189
176
188

Temple-Inland

Building Products Segment

Lumber

Price

2008

2009

              Q1               Q2             Q3        Q4          Q1

Volume

2008

2009

              Q1           Q2        Q3          Q4         Q1

$60
$50
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
Sequential Change in Average Price (msf)
($6)
$2
$9
$7
($3)

380
360
340
320
300
280
260
240
220
200
180
Gypsum Volume (mmsf)
280
278
255
248
283

Temple-Inland

Building Products Segment

Gypsum

Volume

2008

2009

              Q1               Q2             Q3           Q4           Q1

Price

              Q1               Q2             Q3             Q4              Q1

2008

2009

Sequential Change in Average Price (msf)
$20
$15
$10
$5
$0
($5)
($10)
($15)
($20)
$9
$8
$18
($7)
($18)

Particleboard Volume (mmsf)
180
170
160
150
140
130
120
110
100
90
80
70
60
120
135
117
100
107

Temple-Inland

Price

Particleboard

Volume

Building Products Segment

2008

2009

     Q1           Q2          Q3         Q4          Q1

              Q1               Q2             Q3              Q4             Q1

2008

2009

Alternative Fuel Credit Update

Received “AM” registration from IRS in late March 2009

Began using alternative fuel in late March 2009

Anticipate using 550-650 million gallons of alternative
fuel annually

No benefits from Alternative Fuel Mixture Tax Credit
included in first quarter results

First Quarter-End, 2009 Financial
Highlights

Cash Flow

Cash provided by operations $80 million

Balance Sheet

Long term debt $1,143 million, down $49 million vs.
year-end, 2008

Liquidity

Unused borrowing capacity $685 million

General & administrative expenses $17 million, down
19% vs. year ago

600
500
400
300
200
100
0
19
2
273
5
222
243
9
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Temple-Inland

Term Debt Maturity Profile as of First
Quarter-End, 2009

Existing term debt

1

($ in millions)

First Quarter-End, 2009
Committed Credit Facilities

($ In Millions)

Accounts

Receivable

Committed

Securitization

Credit

Facility

Agreements

Total

Committed

$ 250

$ 835

$1,085

Less:

Borrowings

(238

)

(131

)

(369

)

Letters of credit

-

(19

)

(19

)

Temp. adj. to borrowing base

(12

)

-

(12

)

Unused borrowing capacity

$

-

$ 685

$

685

Covenants (as specifically defined):

1Q-End, 2009

Debt/total capital

57.5

%

70

% Max

Interest coverage *

5.2

x

3.0

x  Min

*Best 4 out of 5 trailing quarters. 1Q/2009 = 7.6x

Our job is to be the best